UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 29, 2017

vTv Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37524 (Commission File No.)	47-3916571 (IRS Employer Identification No.)

4170 Mendenhall Oaks Pkwy High Point, NC 27265 (Address of principal executive offices)

(336) 841-0300

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01Regulation FD Disclosure

Representatives of vTv Therapeutics Inc. (the “Company”) are scheduled to display a poster entitled “TTP399: A Liver-Selective and Therapeutically Viable Glucokinase Activator: Results from a 6-Month Phase 2 Study” at the Seventeenth Annual Levine-Riggs Diabetes Research Symposium in Orlando, FL on March 29, 2017.  The poster presentation is attached hereto as Exhibit 99.1 and the associated abstract is attached hereto as Exhibit 99.2.

The information in Item 7.01 of this Form 8-K (including Exhibit 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.  The information set forth in the exhibits to this Form 8-K relating to this item 7.01 shall not be deemed an admission as to the materiality of any information in this report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Poster Presentation entitled “TTP399: A Liver-Selective and Therapeutically Viable Glucokinase Activator: Results from a 6-Month Phase 2 Study”
99.2	Abstract entitled “TTP399: A Liver-Selective and Therapeutically Viable Glucokinase Activator: Results from a 6-Month Phase 2 Study”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VTV THERAPEUTICS INC.

By:	/s/ Rudy C. Howard
Name:	Rudy C. Howard
Title:	Chief Financial Officer

Dated: March 29, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Poster Presentation entitled “TTP399: A Liver-Selective and Therapeutically Viable Glucokinase Activator: Results from a 6-Month Phase 2 Study”
99.2	Abstract entitled “TTP399: A Liver-Selective and Therapeutically Viable Glucokinase Activator: Results from a 6-Month Phase 2 Study”